FEDERATED CAPITAL INCOME FUND II
A portfolio of Federated Insurance Series
Supplement to Prospectus/Proxy dated January 15, 2010

Please replace the section “Share Ownership of the Funds” in its entirety with the following:

Record Date and Outstanding Shares

Only shareholders of record of Equity Fund at the close of business in December 11, 2009 (the “Record Date”) are entitled to notice and to vote at the meeting and any postponement or adjournment thereof.  At the close of business on the Record Date there were 1,706,064 shares of Equity Fund (“Shares”)  outstanding and entitled to vote.

Share Ownership of the Funds

At the close of business on the Record Date, Officers and Trustees of the Trust owned less than 1% of the Equity Fund”s outstanding Shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the Shares of Equity Fund then outstanding:  Union Security Insurance Company, Hartford, CT, owned approximately 877,340 Shares (51.42%); ING Life Insurance and Annuity Company, Windsor, CT, owned approximately 433,603 Shares (25.42%); Nationwide Life Insurance Company, Columbus, OH, owned approximately 190,116 Shares (11.14%)

At the close of business on the Record Date, Officers and Trustees of the Trust owned less than 1% of each class of Capital Fund’s outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the shares of Capital Fund then outstanding:  Union Security Insurance Company, Hartford CT, owned approximately 228,108 Shares (5.40%); Symetra Life Insurance Company, Bellevue, WA, owned approximately 272,356 Shares (6.45%); Jefferson National Life Insurance Company, Louisville, KY, owned approximately 381,323 Shares (9.03%); GE Life & Annuity, Richmond, VA, owned approximately 1,167,214 Shares (27.63%); Lincoln Benefit Life Company, Vernon Hills, IL, owned approximately 319,390 Shares (7.56%); Lincoln Benefit Life Company, Lincoln, NE, owned approximately 526,138 Shares (12.46%); ING Life Insurance and Annuity Company, Windsor, CT, owned approximately 425,383 Shares (10.07%).

Shareholders owning 25% or more of a Fund’s outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Union Security Insurance Company is organized in the state of Iowa and is a subsidiary of Assurance, Inc., organized in the state of Delaware.

ING Life Insurance and Annuity Company is organized in the state of Connecticut and is a subsidiary of ING Retirement Holdings, Inc. organized in the state of Connecticut.

GE Life & Annuity is organized in the state of Virginia and is a subsidiary of General Electric Capital Assurance Company organized in the state of Virginia.

Please retain this Supplement with the Prospectus.

January 22, 2010

Cusip 313916108
42014 (1/10)